Acquisition of NxStage Medical, Inc.	9 Months Ended
Sep. 30, 2019
Acquisition of NxStage Medical, Inc.
Acquisition of NxStage Medical, Inc.

3.   Acquisition of NxStage Medical, Inc.

On February 21, 2019, the Company acquired all of the outstanding shares of NxStage Medical, Inc. (“NxStage”) for $30.00 per common share. The total acquisition value of this business combination, net of cash acquired, is $1,976,235 (€1,740,563 at date of closing). NxStage is a leading medical technology company that develops, produces and markets an innovative product portfolio of medical devices for use in home dialysis and in the critical care setting. This acquisition is part of the Company’s stated strategy to expand and complement its existing business through acquisitions. Generally, these acquisitions do not change the Company’s business model and can be integrated without disruption to its existing business, requiring little or no realignment of its structures. The NxStage acquisition is consistent in this regard as it supplements the Company’s existing business.

The following table summarizes the estimated fair values, as of the date of acquisition based upon information available, as of September 30, 2019, of assets acquired and liabilities assumed at the date of the acquisition. Any adjustments to acquisition accounting, net of related income tax effects, will be recorded with a corresponding adjustment to goodwill:

Estimated Fair Values of Assets Acquired and Liabilities Assumed-Preliminary

in $ THOUS

in USD
Cash and cash equivalents	47,203
Trade accounts and other receivables	34,062
Inventories	64,945
Other current assets	18,657
Property, plant and equipment	93,657
Right-of-use assets	21,654
Intangible assets and other assets	825,516
Goodwill	1,163,258
Accounts payable, current provisions and other current liabilities	(72,003)
Deferred taxes	(121,139)
Lease liabilities	(22,065)
Other liabilities	(26,244)
Noncontrolling interests	(4,063)
Total acquisition cost	2,023,438
Less:
Cash acquired	(47,203)
Net Cash paid	1,976,235

As of the acquisition date, it is estimated that amortizable intangible assets acquired in this acquisition will have weighted average useful lives of 13 years.

Goodwill in the amount of $1,163,258 was acquired as part of the NxStage acquisition and is allocated to the North America Segment.

NxStage’s results have been included in the Company’s consolidated statement of income since February 21, 2019. Specifically, NxStage has contributed revenue and an operating loss in the amount of $211,410 (€188,151) and $26,447 (€23,537) respectively, to the Company’s consolidated operating income. This operating loss amount does not include synergies which may have resulted at consolidated entities outside NxStage since the acquisition closed.

Pro forma financial information

The following financial information, on a pro forma basis, reflects the consolidated results of operations for the nine months ended September 30, 2019 as if the NxStage acquisition had been consummated on January 1, 2019 and excludes related transaction costs. The pro-forma financial information is not necessarily indicative of the results of operations as it would have been had the transactions been consummated on January 1, 2019.

Pro forma financial Information

in € THOUS, except per share data

For the nine months ended
September 30,
2019
in EUR
Pro forma revenue	12,941,303
Pro forma net income attributable to shareholders of FMC-AG & Co. KGaA	842,609
Basic earnings per share	2.77
Diluted earnings per share	2.77